UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2015

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 21, 2015 (the “Award Date”), Empire Resorts, Inc. (together with its subsidiaries, the “Company”), through a wholly-owned subsidiary, Montreign Operating Company, LLC (“Montreign”), was awarded a license (a “Gaming Facility License”) by the New York State Gaming Commission (the “NYSGC”) to operate a resort casino (“Montreign Resort Casino”) to be located at the site of a four-season destination resort planned for the Town of Thompson in Sullivan County 90 miles from New York City (“Adelaar” or the “Adelaar Project”). The award of the Gaming Facility License follows the Company’s selection in December 2014 by the New York State Gaming Facility Location Board (the “Siting Board”) as the sole Catskill/Hudson Valley Region One casino applicant eligible to apply to the NYSGC for a Gaming Facility License. The Adelaar Project is to be located on approximately 1,700 acres (the “EPR Property”) owned by two wholly-owned subsidiaries of EPR Properties (“EPR”). Montreign Resort Casino is part of the initial phase of the Adelaar Project, which will also include an Indoor Waterpark Lodge, Rees Jones redesigned “Monster” Golf Course (the “Golf Course”) and an Entertainment Village, which will include retail, restaurant, shopping and entertainment (the “Entertainment Village”). Over the past four years, the Company has expended substantial time and resources on designing Montreign Resort Casino and, in conjunction with EPR, working with local, state and federal agencies and officials to obtain the necessary permits and approvals to begin construction.

Attached hereto as Exhibit 99.1 is information about Montreign Resort Casino and Adelaar that was submitted to the NYSGC and the Siting Board and to which the Gaming Facility License was awarded. The information in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Items.

As discussed above, on December 21, 2015, the Company, through its wholly-owned subsidiary, Montreign, was awarded a Gaming Facility License to operate Montreign Resort Casino, which will be located at the site of Adelaar in the Town of Thompson in Sullivan County, New York.

The Gaming Facility License will be effective as of March 1, 2016 (the “License Award Effective Date”) and shall have an initial duration of ten years from the License Award Effective Date. It shall be renewable thereafter for a period of at least an additional ten years, as determined by the NYSGC. The Gaming Facility License will also be subject to certain conditions established by the NYSGC, which conditions we anticipate will require Montreign, and any successors and assigns, to:

•	pay an aggregate license fee of $51 million within 30 days of the License Award Effective Date;

•	deposit via cash or bond 10% of the Minimum Capital Investment (as defined below) on the License Award Effective Date;

•	invest, or cause to be invested, no less than approximately $854 million (the “Minimum Capital Investment”) in the development of the initial phase of Adelaar in accordance with the submitted plans for Montreign Resort Casino and Adelaar;

•	own or acquire, including by lease, the land where Montreign Resort Casino will be built within 60 days of the License Award Effective Date;

•	fulfill substantially the commitments and execute the submitted plans for Montreign Resort Casino and Adelaar;

•	commence gaming operations within 24 months following the License Award Effective Date upon the NYSGC’s approval to open Montreign Resort Casino for gaming following a determination that the submitted plans for Montreign Resort Casino has been substantially completed in accordance with the construction plans, specifications and timelines submitted by Montreign;

•	comply with Article 15-A of the Executive Law and minority and woman business enterprise requirements and regulations for Montreign Resort Casino capital projects;

•	take all reasonable steps to obtain and comply in all material respects with all permits and zoning approvals required for the initial phase of the Adelaar Project;

•	maintain and comply in all material respects with the terms and conditions of agreements relating to live entertainment agreements; project labor agreements; labor peace agreements; cross-marketing agreements with local partners; and affirmative action program agreements, with notice and a reasonable opportunity to cure and defects or failures to comply;

•	create a minimum of 1,425 full time jobs and 96 part time jobs and undertake to establish workforce development and affirmative action programs that conform, at a minimum to the programs submitted by Montreign that comply with applicable regulations;

•	undertake to establish a problem gambling program conforming, at a minimum, to the program submitted by Montreign that complies with applicable regulations;

•	within 30 days of the Award Date and thereafter on a quarterly basis, update the NYSGC on the status of certain to which Montreign or certain entities and individuals that are required to be qualified by the NYSGC is a party;

•	comply with debt to equity ratios to be established by the NYSGC;

•	promptly inform in the NYSGC of any declared default or any failure to meet any material payment of interest or principal when due under any existing or future debt;

•	provide written notification to the NYSGC if Montreign intends to refinance existing debt or incur additional capital debt of $50 million or more during any consecutive twelve-month period;

•	comply with NYSGC regulations concerning the submission of audited financial statements;

•	submit to the NYSGC at least 90 days prior to the anticipated opening date of Montreign Resort Casino and thereafter implement and maintain a plan to comply with the federal anti-money laundering statute and applicable regulations; and

•	apply for a casino alcoholic beverage license in accordance with applicable regulations.

A copy of a press release concerning the award of the Gaming Facility License is attached hereto as Exhibit 99.2.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the actual results, performance or achievements of the Company may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,”

“anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expression, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management team based on the experience of management operating other hotel and gaming facilities and gaming industry consultants, are inherently uncertain. Those same experiences which form the basis of many of the assumptions included in the 8-K may be inapplicable or simply turn out to be mistaken. All statements in this 8-K regarding our business strategy, future operations, financial position, prospects, construction plan, business plans and objectives, as well as information concerning industry trends and expected actions of third parties, are forward-looking statements. All forward-looking statements speak only as of the date as of which they are made. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict.

The following factors, among others, could cause actual results to differ materially from those set forth in this 8-K:

•	Levels of spending in business and leisure segments, as well as consumer confidence;

•	Plans for signing and closing on definitive transaction documents relating to the development of the Montreign Resort Casino and Adelaar;

•	The construction commencement date for Montreign Resort Casino and the other areas of Adelaar;

•	Difficulties and/or delays in construction of Montreign Resort Casino and other areas of Adelaar due to inclement weather, shortage and change in price of supplies or labor, changes to plans or specifications, disputes with the construction manager, contractors, unforeseen scheduling, engineering, excavation, environmental or geological problems, among other factors;

•	Failure to maintain and renew, or the loss of, any license or permit required under gaming laws;

•	Failure to obtain and maintain construction or operating permits and approvals required under laws application to the development of the Montreign Resort Casino and Adelaar;

•	Assumptions concerning metrics important to the development and operation of Montreign Resort Casino, such as win per slot/table per day, ability to market to high-end patrons, patronage, hotel occupancy and rates, use of conference facilities and other areas of Adelaar may prove incorrect;

•	The ability to retain key employees during the development of Montreign Resort Casino;

•	Relationships with labor unions and other building trades involved in the development of Montreign Resort Casino and Adelaar and changes in labor law;

•	The financial condition of, and relationships with, third-party property owners, the construction manager and contractors, and hospitality venture partners;

•	Risks associated with the introduction of a new casino hotel in an unproven region;

•	Changes in the competitive environment in the hospitality and gaming industries, generally, and our primary market;

•	The effects of local and national economic, credit, new build financing, and capital market conditions on the economy, in general, and on the hospitality and gaming industries, in particular;

•	Our levels of leverage and ability to meet our debt service and other obligations;

•	Lack of operating history of Montreign Resort Casino;

•	Our dependence on a single casino gaming site

•	Changes in, and challenges to, gaming laws or regulations, including their interpretation or application; and

•	Inability to obtain credit financing on terms and conditions acceptable to the Company;

A more complete description of these risks and uncertainties can be found in other filings of the Company with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date hereof or as otherwise specified herein. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

While a summary of the unaudited financial projections submitted by the Company to the New York State Gaming Commission in September 2015 in connection with its application for a Gaming Facility License and included in this 8-K were prepared in good faith and based on information available at the time of preparation, no assurance can be made regarding future events occurring after the date they were prepared. The estimates and assumptions underlying the unaudited financial projections involve judgments with respect to, among other things, win per slot/table per day, patronage, complimentaries, utilization of available net operating losses, no change to existing tax laws, inability to use tax benefits, delays or cost overruns in the construction of Montreign Resort Casino or Adelaar, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of the Company. There can be no assurance that the underlying assumptions or projected results will be realized, and actual results will likely differ, and may differ materially, from those reflected in the unaudited financial projections. As a result, the unaudited financial projections cannot necessarily be considered predictive of actual future operating results, and this information should not be relied on as such.

The unaudited financial projections were prepared solely for internal use by the Company and not with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and 8-K of prospective financial data, published guidelines of the Securities and Exchange Commission regarding forward-looking statements and the use of non-GAAP measures or GAAP. The forecasts were prepared by the Company’s management on a reasonable basis based on the best information available to them at the time of their preparation. The unaudited financial projections, however, are not facts and should not be relied upon as being necessarily indicative of actual future results, and readers of this 8-K are cautioned not to place undue reliance on this information. The inclusion of the unaudited financial projections in this 8-K is not an admission or representation by the Company that such information is material.

All of the unaudited financial projections contained in this 8-K were prepared by management for purposes of the application for a gaming facility license and are the responsibility of the management of the Company. No independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the prospective financial information contained in these financial forecasts and, accordingly, no independent registered public accounting firm has expressed any opinion or given any other form of assurance with respect thereto and no independent registered public accounting firm assumes any responsibility for the prospective financial information.

By including in this 8-K a summary of certain of the unaudited financial projections regarding Montreign Resort Casino, neither the Company nor any of its advisors or other representatives has made or makes any representation to any person regarding the ultimate performance of Montreign Resort Casino compared to the information contained in the financial projections. The unaudited financial projections cover multiple years and such information by its nature becomes less predictive with each succeeding year. The Company undertakes no obligation to update or otherwise revise the unaudited financial projections contained in this 8-K to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events or to reflect changes in general economic or industry conditions, even in the event that any or all of the underlying assumptions are shown to be in error.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1.	Information on Montreign Resort Casino and Adelaar

99.2	Press Release, dated December 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2015

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name: Joseph A. D’Amato
Title: Chief Executive Officer